Note 13 - Basic and diluted income (loss) per share:	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
13.   Basic and diluted income (loss) per share

As the Company incurred a loss for the year ended December 31, 2011, all stock options were anti-dilutive and were excluded from the diluted weighted average shares outstanding (December 31, 2010 – 3,592,842).

Reconciliations of the income and weighted average number of common shares used in the calculations are set forth below:

	2011	2010
Net income (loss)	$(27,920)	$35,499
Weighted average number of common shares for basic income per share	61,125,804	60,813,604
Dilutive effect of options	-	507,659
Diluted weighted average number of common shares for diluted income per share	61,125,804	61,321,263
Basic and diluted income (loss) per share	$(0.46)	$0.58